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                                                                  Exhibit 99.1
                                                                  ------------

                                 AMENDMENT NO. 1
                                       TO
                                RIGHTS AGREEMENT

     This AMENDMENT NO. 1 TO RIGHTS AGREEMENT (the "Amendment") is entered into as of the 10th day of March, 2002 between Be Free, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company, a New Jersey corporation (the "Rights Agent"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Rights Agreement dated July 24, 2001 by and between the parties hereto.

                                     RECITALS

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Rights Agreement as set forth herein immediately prior to and in connection with the execution of that certain Agreement and Plan of Merger dated as of March 10, 2002, as the same may be amended from time to time (the "Merger Agreement"), between Victor, Inc., a Delaware corporation ("Parent"), Bravo Acquisition, Corp., a Delaware corporation and wholly-owned subsidiary of Parent (the "Merger Sub") and the Company (pursuant to which Merger Agreement, among other things, the Merger Sub shall merge with and into the Company and the Company shall become a wholly-owned subsidiary of Parent).

     WHEREAS, the Company has determined that the Rights Agreement be amended in accordance with Section 27 of the Rights Agreement, as set forth herein, and the Rights Agent is hereby directed to join in the amendment to the Rights Agreement as set forth herein.

                                      AGREEMENT

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Section 1(a) of the Rights Agreement is hereby amended to read in its entirety as follows:

     "(a)     "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or (v) Parent or the Merger Sub (as those terms are defined in Section 7(a) hereof), or any Affiliate or Associate of Parent or the Merger Sub which acquires shares of Common Stock pursuant to the Merger Agreement (as that term is defined in Section 7(a) hereof) or votes, has the power to vote or the power to direct the voting of, shares of Common Stock pursuant to the Voting Agreements (as that term is

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defined in Section 35 hereof).  Notwithstanding the foregoing, (x) no Person shall become an "Acquiring Person" as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the shares of Common Stock of the Company then outstanding; provided, however that if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock of the Company then outstanding as the result of an acquisition of Common Stock by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company become the Beneficial Owner of any additional Common Stock of the Company and shall then beneficially own 15% or more of the shares of Common Stock then outstanding, then such Person shall be deemed to be an "Acquiring Person" and (y) if the Board determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable (as determined in good faith by the Board of Directors), but in any event within 15 Business Days, following receipt of written notice from the Company of such event, of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement unless and until such Person shall again become an "Acquiring Person."

     2. Section 7(a) of the Rights Agreement is hereby amended to read in its entirety as follows:

     "(a)     Subject to Section 7(e) hereof, the registered holder of any
Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23 hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights expire as provided in Section 13(d) hereof, (iii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iv) the time at which such Rights are exchanged as provided in Section 24 hereof and (v) in accordance with the terms of the Agreement and Plan of Merger dated as of March 10, 2002, as the same may be amended from time to time, between Victor, Inc., a Delaware corporation ("Parent"), Bravo Acquisition, Corp., a Delaware corporation and wholly-owned subsidiary of Parent (the "Merger Sub") and the Company (the "Merger Agreement"), pursuant to which Merger Agreement, among other things, the Merger Sub shall merge with and into the Company and the Company shall become a wholly-owned subsidiary of Parent (the "Merger"), immediately prior to the filing of a certificate of merger relating to the Merger with the Secretary of State of the State of Delaware (the "Effective Time") (the earliest of (i),
(ii), (iii), (iv) and (v) being herein referred to as the "Expiration Date")."

     3.  Section 35 of the Rights Agreement is hereby added as follows:

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     "Section 35.  Victor, Inc. Transaction.  Notwithstanding any provision of
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this Rights Agreement to the contrary, no Distribution Date, Stock Acquisition
Date or Triggering Event shall be deemed to have occurred, none of Parent, the Merger Sub or any Affiliate or Associate of Parent or the Merger Sub shall be deemed to have become an Acquiring Person and no holder of Rights shall be entitled to exercise such Rights under or be entitled to any rights pursuant to
Section 7(a), 11(a)(ii) or 13(a) of this Rights Agreement by reason of (x) the approval, execution, delivery or effectiveness of the Merger Agreement or Voting Agreements of even date therewith between the Parent and executive officers, directors and certain Affiliates of the Company (the "Voting Agreements") or (y) the consummation of the transactions contemplated under the Merger Agreement or the Voting Agreements in accordance with the terms thereof (including, without limitation the Merger or the voting of shares of Common Stock pursuant to the terms of the Voting Agreements)."

     4. Except as amended hereby, the Rights Agreement shall remain unchanged and shall remain in full force and effect.

     5. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives as of the date first above written.

                                          BE FREE, INC.

                                          By:  /s/ Gordon B. Hoffstein
                                               --------------------------
                                               Name:  Gordon B. Hoffstein
                                               Title:  Chief Executive Officer

                                          CONTINENTAL STOCK TRANSFER &
                                          TRUST COMPANY

                                          By: /s/ Roger Bernhammer
                                              ---------------------------
                                          Name:  Roger Bernhammer
                                          Title:  Vice President